UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 30, 2006


                             ACTIVANT SOLUTIONS INC.
               (Exact name of Registrant as specified in charter)


          DELAWARE                    333-49389                  94-2160013
(State or other jurisdiction         (Commission              (I.R.S. employer
     of incorporation)               file number)            identification no.)


          804 LAS CIMAS PARKWAY
              AUSTIN, TEXAS                                       78746
(Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code: (512) 328-2300


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

        [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01   REGULATION FD DISCLOSURE.

         On March 30, 2006, Activant Solutions Inc. (the "Company") and its parent, Activant Solutions Holdings Inc. ("Holdings"), issued a joint press release announcing that the Company had commenced tender offers and related consent solicitations for any and all of its outstanding 10 1/2% senior notes due 2011 and floating rate notes due 2010 and that Holdings had commenced a tender offer and related consent solicitation for any and all of its outstanding senior floating rate PIK notes due 2011. A copy of the joint press release is attached hereto as Exhibit 99.1.

         The information contained in this Item 7.01 is furnished in accordance with Regulation FD and shall not be deemed to be "filed" with the Securities and Exchange Commission or incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing. The furnishing of the information contained in this Item 7.01 is not intended to, and does not, constitute a determination or admission as to the materiality or completeness of such information.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

                  99.1     Joint Press Release dated March 30, 2006.















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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      ACTIVANT SOLUTIONS INC.

Date: March 30, 2006                  By: /s/ Greg Petersen
                                          -------------------------------------
                                      Name: Greg Petersen
                                      Title: Executive Vice President and Chief
                                             Financial Officer
























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